American Beacon Treasury Inflation Protected Securities Fund

Supplement dated March 8, 2012
to the
Prospectus dated March 1, 2011

The information below supplements the Prospectus dated March 1, 2011.

In the “Fees and Expenses of the Fund” section on page 1 of the Prospectus, the Annual Fund Operating Expenses table is deleted and replaced with the following:

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Share classes
	A	C	Institutional	Y	Investor
Management fees	0.12%	0.12%	0.12%	0.12%	0.12%
Distribution and/or service (12b-1) fees	0.25%	1.00%	0.00%	0.00%	0.00%
Other expenses	0.62%	0.65%	0.23%	0.48%	0.63%
Total annual fund operating expenses	0.99%	1.77%	0.35%	0.60%	0.75%
Expense Reduction and/or Reimbursement			0.10%1		0.06%
Total annual fund operating expenses after expense reduction and reimbursements			0.25%		0.69%2

1
The Manager has contractually agreed to reduce Other Expenses for the Institutional Class in an amount equal to 0.10% of the average daily net assets of that class through May 1, 2013. The administrative services fee reduction can be changed only by approval of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

2
Total annual fund operating expenses after expense reduction and reimbursements have been restated to reflect the current contractual expense arrangement. The Manager has contractually agreed to reimburse the Investor Class of the Fund for Other Expenses through May 1, 2013 to the extent that Total Annual Fund Operating Expenses exceed 0.69% for the Investor Class (excluding taxes, brokerage commissions, acquired fund fees and expenses and other extraordinary expenses such as litigation). The contractual expense arrangement can only be changed by approval of a majority of the Fund’s Board of Trustees. The Manager can be reimbursed by the Fund for any contractual or voluntary fee reductions or expense reimbursements if reimbursement to the Manager (a) occurs within three years after the Manager’s own reduction or reimbursement and (b) does not cause the Total Annual Fund Operating Expenses of a class to exceed the percentage limit contractually agreed.

In the “Summary Section” section under “Portfolio Managers” on page 4 of the Prospectus, William F. Quinn is deleted and the following is added:

Gene L. Needles, Jr.
President, Chief Executive Officer                                                Since 2012

In the “Fund Management” section- “The Manager”, the fourth and fifth paragraphs are deleted and replaced with the following:

Wyatt L. Crumpler leads the Manager’s portfolio management team that has joint responsibility for the day-to-day oversight of the Funds. Mr. Crumpler is responsible for developing each Fund’s investment program and recommending sub-advisors to each Fund’s Board of Trustees. In addition, the team members listed below oversee the sub-advisor, review the sub-advisor’s performance and allocate the Funds’ assets among the sub-advisor and the Manager, as applicable.

Fund Under Management	Team Members
Treasury Inflation Protected Securities Fund	Kirk L. Brown, Wyatt L. Crumpler, and Gene L. Needles, Jr.

Mr. Crumpler is Vice President, Asset Management. Mr. Crumpler joined the Manager in January 2007 as Vice President of Trust Investments and a member of the portfolio management team. Mr. Crumpler’s title was redesignated as Vice President, Asset Management in July 2009.  Mr. Needles has served as President and Chief Executive Officer of the Manager since April 2009 and has served on the portfolio management team since June 2011. Prior to joining the Manager, Mr. Needles was President of Touchstone Investments from 2008 to 2009, President of AIM Distributors from 2003 to 2007 and CEO of AIM Distributors from 2004 to 2007.  Kirk L.  Brown is Senior Portfolio Manager and has served on the portfolio management team since June 2004. Mr. Brown is a CFA Charterholder.

The Fund’s Statement of Additional Information (“SAI”) provides additional information about the members of the portfolio management team, including other accounts they manage, their ownership in the Fund and their compensation.

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